UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported:  July 29, 2019

General Moly, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32986	91-0232000
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1726 Cole Blvd., Suite 115
Lakewood, CO 80401
(Address of principal executive offices, including zip code)

(303) 928-8599
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GMO	NYSE American and Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2019, General Moly, Inc. (the “Company”) received notice of Tong Zhang’s resignation, for personal reasons, as a member of the Company’s board of directors (the “Board”), effective immediately.  Mr. Zhang served on the Board as  a designee of Amer International Group Co., Ltd. (“AMER”).

Item 8.01                   Other Events

As previously disclosed, the Company and AMER entered into an Investment and Securities Purchase Agreement dated April 17, 2015, as amended by the First Amendment dated November 2, 2015, the Second Amendment dated August 7, 2017 and the Third Amendment dated September 30, 2017 (the “Purchase Agreement”).

On July 29, 2019, the Company issued a press release announcing that the Company, through a subsidiary, had received all the necessary water permits from the Nevada State Engineer for the Mt. Hope molybdenum project in Nevada. In addition, the period for judicial review of Nevada State Engineer’s approval of the water applications for the issuance of the water permits has expired and no requests for review were received.

Based upon the foregoing, the Company provided formal notice to AMER that the conditions to closing of Tranche 3 under the Purchase Agreement had been satisfied, and that AMER would have two business days (until the close of business on Tuesday, July 30, 2019) to fund and close Tranche 3 under the Purchase Agreement.

A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

On July 31, 2019, the Company issued a press release disclosing that AMER has materially breached its obligations under the Purchase Agreement by failing to fund and close Tranche 3 as required under the terms of the Purchase Agreement.  A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8 K.

AMER has alleged uncured material adverse effects and alleged breaches of the Agreement by the Company (which include concerns related to US/China relations, concerns regarding the delay in obtaining environmental permits and solvency concerns). The Company believes such assertions to be inaccurate and wholly without merit.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press Release of General Moly, Inc. dated July 29, 2019.
99.2	Press Release of General Moly, Inc. dated July 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC.

Dated: July 31, 2019	By:	/s/ Amanda Corrion
Amanda Corrion
Principal Accounting Officer